SECURITIES AND EXCHANGE COMMISSION

                                                    WASHINGTON, D.C. 20549

                                                          ----------

                                                           FORM 8-K

                                                        CURRENT REPORT

                                         PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 27, 1997



                          ML TECHNOLOGY VENTURES, L.P.
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             (Exact name of registrant as specified in its charter)


Delaware                                                            13-3213176
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(State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)


World Financial Center, North Tower
New York, New York                                                   10281-1326
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (212) 449-1000



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                          ML TECHNOLOGY VENTURES, L.P.
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Item 5.  Other Events.

In August 1997, MLR&D Co., L.P., the General Partner of the Partnership, approved a cash distribution totaling $7,330,062 to be paid to Partners in October 1997. Limited Partners of record on October 1, 1997 will receive $6,909,400, or $100 per unit of limited partnership interest, and the General Partners will receive $420,662.








                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ML Technology Ventures, L.P.

By:      ML R&D Co., L.P.
         its General Partner

By:      Merrill Lynch R&D Management Inc.
         its General Partner

By:      /s/        Diane T. Herte                      Date:  August 28, 1997
         -----------------------------------------             ---------------
         Diane T. Herte
         Vice President and Treasurer
         (Principal Financial and Accounting Officer)